AMENDMENT LETTER

To:	Allied Healthcare Group Holdings Limited Allied Healthcare International, Inc. Stone Business Park Brooms Road Stone Staffordshire ST15 0TL Fax No: 01785 819031

Attention: David Moffatt

6 August 2007

Dear Sirs

Project Air: Amendment Letter

We refer to the £46,000,000 facility agreement dated 19 July 2004 between Allied Healthcare Group Holdings Limited, the Borrowers listed therein, Allied Healthcare International Inc, the Guarantors listed therein, the ID Obligors listed therein, Barclays Capital and Lloyds TSB Bank PLC as Arrangers and Ancillary Lenders, the Original Lenders listed therein, Barclays Bank PLC as ID Bank and Barclays Bank PLC as Agent and Security Agent, as amended and restated on 12 December 2006 and as subsequently amended by an amendment letter dated 30 January 2007 (together, the “Amended Agreement”).

1	DEFINITIONS

Unless otherwise stated, terms defined in the Amended Agreement have the same meaning in this Letter.

“Effective Date” means the date on which the Agent notifies the Company that it has received:

(i)

for the Parent and each of the Obligors, either a copy of their respective constitutional documents or a certificate of an authorised signatory of each of them certifying that the constitutional documents previously delivered to the Agent on or before 19 July 2004 for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect;

(ii)	a copy of a resolution of the board of directors of the Parent and each Obligor:
(a)	approving the terms of, and the transactions contemplated by, this Letter and resolving that it execute this Letter; and
(b)	authorising a specified person or persons to execute this Letter on its behalf;
(iii)	a specimen of the signature of each person authorised by the resolution referred to in paragraph (ii) above;
(iv)	a certificate of the Company (signed by a director) confirming that borrowing or guaranteeing, as appropriate, the Facility A Commitment, the Facility B

Commitment and the Facility C Commitment under the Amended Agreement would not cause any borrowing, guaranteeing or similar limit binding on the Parent or any Obligor to be exceeded; and

(v)

a certificate of an authorised signatory of the Parent and the relevant Obligor certifying that each copy document relating to it listed at (i) to (iv) above is correct, complete and in full force and effect as at a date no earlier than the date of this Letter.

“Original Facility Agreement” means the Facility Agreement dated 19 July 2004 between the Company, the Original Borrower, the Parent, the Original Guarantors, the Arrangers, the Original Lenders, the Agent and the Security Agent (as each are defined in the Original Facility Agreement) as amended from time to time prior to the Amendment and Restatement Agreement becoming effective.

2	AMENDMENTS
2.1	Amendment to the Amended Agreement

The parties to this Letter agree that, with effect from the Effective Date, the Amended Agreement shall be amended as follows:

2.1.1	Clause 1.1 shall be amended by the addition of the following words to the end of the sentence which defines IC Side Agreement:

“, as amended from time to time in consultation and with the consent of the Lenders.”;

2.1.2	Clause 1.1 shall be amended by the addition of the following words inserted below the definition of Selection Notice:

““Settlement Agreement” means the Settlement Agreement dated 26 June 2007 between Allied Healthcare International Inc. and Timothy M. Aitken.”;

2.1.3	Clause 1.1 shall be amended by the addition of the following words to the end of the sentence which defines US Administration Costs:

“and payments made to Timothy M. Aitken under the Settlement Agreement.”;

2.1.4	Clause 22.19(b) shall be deleted in its entirety and replaced by the words:

“Following such review, the Parent shall no later than 1 February 2008 appoint two individuals acceptable to the Original Lenders to the permanent roles of Chairman and Chief Executive Officer.”; and

2.1.5	Clause 22.19(c) shall be deleted in its entirety.
2.2	Continuing obligations

The provisions of the Amended Agreement and the other Finance Documents shall, save as amended by this Letter, continue in full force and effect. Where there is any inconsistency between the terms of this Letter and the Amended Agreement, the terms of this Letter will apply.

3	COSTS AND EXPENSES
3.1	Transaction costs

The Company shall within three Business Days of demand reimburse the Agent for the amount of all costs and expenses (including legal fees) reasonably incurred by the Agent in connection with the negotiation, preparation, printing and execution of this Letter and any other documents referred to in this Letter.

3.2	Payment of Fees, Costs and Expenses

The Company hereby irrevocably authorises the Lender to cause the Company to satisfy any payment obligations arising pursuant to this Clause 3 by debiting any bank account of the Company held with the Lender.

4	MISCELLANEOUS
4.1	Guarantors

Each of the Guarantors and the Parent agree to each of the provisions of this Letter, including without limitation, the amendments to the Amended Agreement contemplated by this Letter and each agrees that nothing in this Letter effects its obligations as a Guarantor or in the case of the Parent as the Parent.

4.2	Reservation of Rights

This Letter is provided by the Finance Parties strictly on the basis that the Finance Parties reserve all rights and remedies of the Agent, the Security Agent and the Finance Parties under the Amended Agreement. Other than as set out in this Letter, nothing in this Letter or done pursuant to this Letter, will constitute an amendment to or is intended to operate as a release or waiver of any breach or potential breach of, or any obligations under any Finance Document.

4.3	Third Party Rights

A person who is not a party to this Letter has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of the provisions of this Letter.

4.4	Counterparts

This Letter may be signed in a number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.

4.5	Joint and Several Obligations

The obligations of the Finance Parties under this Letter are several. The obligations of the Obligors under this Letter are joint and several.

4.6	Finance Documents

In accordance with the Amended Agreement, each of the Company and the Agent designate this Letter as a Finance Document.

5	GOVERNING LAW

This Letter will be governed and construed in accordance with English law.

We hereby agree to the terms of this Letter:

The Original Lenders

Barclays Bank PLC

By: DALE SELLERS

Lloyds TSB Bank plc

By: A J DAVIES

Ancillary Lenders

Barclays Bank PLC

By: DALE SELLERS

Lloyds TSB Bank plc

By: A J DAVIES

The ID Bank

Barclays Bank PLC

By: DALE SELLERS

The Agent

Barclays Bank PLC

By: PATRICK ADUATE-ODIETE

The Security Agent

Barclays Bank PLC

By: PATRICK ADUATE-ODIETE

Agreed and accepted by:

The Company

Allied Healthcare Group Holdings Limited

By: DAVID MOFFATT

The Parent

Allied Healthcare International Inc.

By: DAVID MOFFATT

The Original Borrowers

Allied Healthcare Group Holdings Limited

By: DAVID MOFFATT

Allied Healthcare Holdings Limited

By: DAVID MOFFATT

Allied Healthcare Group Limited

By: DAVID MOFFATT

Allied Respiratory Limited

By: DAVID MOFFATT

Balfor Medical Limited

By: DAVID MOFFATT

Crystalglen Limited

By: DAVID MOFFATT

Medigas Limited

By: DAVID MOFFATT

Nightingale Nursing Bureau Limited

By: DAVID MOFFATT

Omnicare Limited

By: DAVID MOFFATT

Allied Staffing Professionals Limited

By: DAVID MOFFATT

The Original Guarantors

Allied Healthcare Group Holdings Limited

By: DAVID MOFFATT

Allied Healthcare Holdings Limited

By: DAVID MOFFATT

Allied Healthcare Group Limited

By: DAVID MOFFATT

Allied Respiratory Limited

By: DAVID MOFFATT

Balfor Medical Limited

By: DAVID MOFFATT

Crystalglen Limited

By: DAVID MOFFATT

Medigas Limited

By: DAVID MOFFATT

Nightingale Nursing Bureau Limited

By: DAVID MOFFATT

Omnicare Limited

By: DAVID MOFFATT

Allied Staffing Professionals Limited

By: DAVID MOFFATT

The ID Obligors

Allied Healthcare Group Holdings Limited

By: DAVID MOFFATT

Allied Staffing Professionals Limited

By: DAVID MOFFATT